UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 2, 2016

PEBBLEBROOK HOTEL TRUST
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-34571	27-1055421
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7315 Wisconsin Avenue, 1100 West, Bethesda, Maryland		20814
________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(240) 507-1300

Not Applicable
_____________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modifications to Rights of Security Holders.
On June 3, 2016, Pebblebrook Hotel Trust (the “Company”) filed, with the State Department of Assessments and Taxation of the State of Maryland, Articles Supplementary (the “Articles Supplementary”) to the Company’s Declaration of Trust, as amended and supplemented, classifying and designating 5,000,000 of the Company’s authorized preferred shares of beneficial interest, $0.01 par value per share, as 6.375% Series D Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value per share (“Series D Preferred Shares”). A summary of the material terms of the Series D Preferred Shares is set forth under the caption “Description of the Series D Preferred Shares” in the Company’s prospectus supplement, dated June 2, 2016 and filed with the Securities and Exchange Commission (the “SEC”) on June 3, 2016 (the “Prospectus Supplement”). The summary of the Series D Preferred Shares in the Prospectus Supplement and the following description of the Series D Preferred Shares are qualified in their entirety by reference to the Articles Supplementary, which are hereby incorporated by reference into this Item 3.03 and which were filed as Exhibit 3.2 to the Company’s Registration Statement on Form 8-A, filed with the SEC on June 6, 2016.
The Company filed the Articles Supplementary in connection with its previously announced underwritten public offering of Series D Preferred Shares, as further described below.
The Series D Preferred Shares rank senior to the Company’s common shares of beneficial interest, $0.01 par value per share (“Common Shares”), with respect to distribution rights and rights upon the voluntary or involuntary liquidation, dissolution or winding up of the Company. The Series D Preferred Shares rank on a parity with the Company’s 8.00% Series B Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value per share (the “Series B Preferred Shares”) and the Company’s 6.50% Series C Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value per share (the “Series C Preferred Shares”), with respect to distribution rights and rights upon the voluntary or involuntary liquidation, dissolution or winding up of the Company.
In addition to other preferential rights, each holder of Series D Preferred Shares is entitled to receive a liquidation preference, which is equal to $25.00 per Series D Preferred Share, plus any accrued and unpaid distributions to, but not including, the date of the payment, before the holders of Common Shares, in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company. Furthermore, the Company is restricted from declaring or paying any distributions, or setting aside any funds for the payment of distributions, on the Common Shares, Series B Preferred Shares or Series C Preferred Shares or, subject to certain exceptions, redeeming or otherwise acquiring Common Shares, Series B Preferred Shares or Series C Preferred Shares, as applicable, unless full cumulative distributions on the Series D Preferred Shares have been declared and either paid or set aside for payment in full for all past distribution periods.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
The information about the Articles Supplementary set forth under Item 3.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.03.
The Company, as the general partner of Pebblebrook Hotel, L.P. (the “Operating Partnership”), has amended the Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership (the “Partnership Agreement”) to provide for the issuance of up to 5,000,000 6.375% Series D Preferred Partnership Units (liquidation preference $25.00 per unit) (the “Series D Preferred Units”). Such amendment is filed as Exhibit 3.5 to this Current Report on Form 8-K and incorporated by reference herein. The Company expects to contribute the net proceeds from the sale of the Series D Preferred Shares in the Preferred Shares Offering (as defined below) to the Operating Partnership in exchange for the same number of Series D Preferred Units. The Series D Preferred Units have economic terms that mirror the terms of the Series D Preferred Shares. The issuance of the Series D Preferred Units will be exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933.
The Series D Preferred Units will rank, as to distributions and upon liquidation, senior to the common units of limited partnership interest in the Operating Partnership and on a parity with the Operating Partnership’s 8.00% Series B Preferred Partnership Units, the Operating Partnership’s 6.50% Series C Preferred Partnership Units and other parity units the Operating Partnership may issue in the future.
This description of the material terms of the amendment to the Partnership Agreement is qualified in its entirety by reference to the amendment to the Partnership Agreement, which is filed as Exhibit 3.5 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 5.03.

Item 7.01. Regulation FD Disclosure.
On June 2, 2016, the Company issued a press release announcing the pricing of an underwritten public offering of Series D Preferred Shares. A copy of that press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 7.01.
Item 8.01. Other Events.
On June 2, 2016, the Company and the Operating Partnership entered into an underwriting agreement (the “Underwriting Agreement”) with the several underwriters named on Schedule A therein (the “Underwriters”), for whom Merrill Lynch, Pierce, Fenner & Smith Incorporated, Raymond James & Associates, Inc. and Wells Fargo Securities, LLC are acting as representatives, pursuant to which the Company agreed to offer and sell 5,000,000 Series D Preferred Shares at a public offering price of $25.00 per share (the “Preferred Shares Offering”). In the Underwriting Agreement, the Company and the Operating Partnership made certain customary representations, warranties and covenants and agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended. The closing of the Preferred Shares Offering is expected to occur on June 9, 2016, subject to customary closing conditions pursuant to the terms of the Underwriting Agreement.
The Company estimates that the net proceeds from the Preferred Shares Offering, after deducting underwriting discounts and commissions and estimated offering expenses payable by the Company, will be approximately $120.9 million.
The Series D Preferred Shares have been registered on the Company’s shelf registration statement on Form S-3 (File No. 333-194316), which became effective upon filing with the Securities and Exchange Commission (the “SEC”) on March 4, 2014.
This description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 8.01. For a more detailed description of the Underwriting Agreement, see the disclosure under the caption “Underwriting” contained in the Prospectus Supplement, which disclosure is hereby incorporated by reference into this Item 8.01.
In connection with the filing of the Underwriting Agreement, the Company is filing as Exhibits 5.1 and 8.1 to this Current Report on Form 8-K opinions of its counsel, Venable LLP and Hunton & Williams LLP, respectively.
Forward-Looking Statements
This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements relate to the closing of the Preferred Shares Offering, the contribution of the net proceeds of the Preferred Shares Offering and the issuance of the Series D Preferred Units. Forward-looking statements are based on certain assumptions and can include future expectations, future plans and strategies, financial and operating projections or other forward-looking information.
These forward-looking statements are subject to various risks and uncertainties, not all of which are known to the Company and many of which are beyond the Company’s control, which could cause actual results to differ materially from such statements. These risks and uncertainties include, but are not limited to, the state of the U.S. economy and other factors as are described in greater detail in the Company’s filings with the SEC, including, without limitation, the Company’s Annual Report on Form 10-K for the year ended December 31, 2015. Unless legally required, the Company disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.
Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
1.1
Purchase Agreement, dated June 2, 2016, by and among Pebblebrook Hotel Trust, Pebblebrook Hotel, L.P. and the several Underwriters listed on Schedule A attached thereto, for whom Merrill Lynch, Pierce, Fenner & Smith Incorporated, Raymond James & Associates, Inc. and Wells Fargo Securities, LLC are acting as representatives.

3.1
Articles Supplementary to the Company’s Declaration of Trust designating the Company’s 6.375% Series D Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value per share (incorporated by reference to Exhibit 3.2 of the Company’s Registration Statement on Form 8-A filed with the SEC on June 6, 2016).

3.5	Second Amendment to the Second Amended and Restated Agreement of Limited Partnership of Pebblebrook Hotel, L.P.
5.1	Opinion of Venable LLP, dated June 8, 2016, regarding the legality of the 6.375% Series D Cumulative Redeemable Preferred Shares of Beneficial Interest.
8.1	Opinion of Hunton & Williams LLP, dated June 8, 2016, regarding certain tax matters.
23.1	Consent of Venable LLP (included in Exhibit 5.1 hereto).
23.2	Consent of Hunton & Williams LLP (included in Exhibit 8.1 hereto).
99.1	Press release dated June 2, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEBBLEBROOK HOTEL TRUST

June 8, 2016	By:	/s/ Raymond D. Martz
Name: Raymond D. Martz
Title: Executive Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
1.1
Purchase Agreement, dated June 2, 2016, by and among Pebblebrook Hotel Trust, Pebblebrook Hotel, L.P. and the several Underwriters listed on Schedule A attached thereto, for whom Merrill Lynch, Pierce, Fenner & Smith Incorporated, Raymond James & Associates, Inc. and Wells Fargo Securities, LLC are acting as representatives.

3.1
Articles Supplementary to the Company’s Declaration of Trust designating the Company’s 6.375% Series D Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value per share (incorporated by reference to Exhibit 3.2 of the Company’s Registration Statement on Form 8-A filed with the SEC on June 6, 2016).

3.5	Second Amendment to the Second Amended and Restated Agreement of Limited Partnership of Pebblebrook Hotel, L.P.
5.1	Opinion of Venable LLP, dated June 8, 2016, regarding the legality of the 6.375% Series D Cumulative Redeemable Preferred Shares of Beneficial Interest.
8.1	Opinion of Hunton & Williams LLP, dated June 8, 2016, regarding certain tax matters.
23.1	Consent of Venable LLP (included in Exhibit 5.1 hereto).
23.2	Consent of Hunton & Williams LLP (included in Exhibit 8.1 hereto).
99.1	Press release dated June 2, 2016.